SEI DAILY INCOME TRUST
SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INTERNATIONAL TRUST
SEI ASSET ALLOCATION TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
NEW COVENANT FUNDS
SEI CATHOLIC VALUES TRUST
SEI EXCHANGE TRADED FUNDS
(each, a "Trust," and together, the "Trusts")

Supplement dated December 18, 2025
to the Statement of Additional Information ("SAI") of each Trust

This supplement provides new and additional information beyond that contained in each SAI and should be read in conjunction with each SAI.

The Board of Trustees of the Trusts have approved the designation of Ms. Marci M. Morgan as the Anti-Money Laundering Compliance Officer and Privacy Officer of the Trusts to replace the current Anti-Money Laundering Compliance Officer and Privacy Officer of the Trusts, Ms. Bridget E. Sudall.

Accordingly, effective immediately, each SAI is hereby supplemented and revised as follows:

In the section titled "Trustees and Officers of the Trust," under the heading titled "Trust Officers," the paragraph relating to Bridget E. Sudall is hereby deleted and replaced with the following:

MARCI M. MORGAN (Born: 1971)—Anti-Money Laundering Compliance Officer (since 2025)—Director of Anti-Money Laundering Compliance at SEI since May 2025. Director of Global Due Diligence at SEI from October 2023 to May 2025. Vice President of Regulatory Management at BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing) from December 2001 to January 2006 and from April 2010 to February 2023.

There are no other changes to each Trust's SAI.

SEI-F-1632 (12/25)